(THIS SPACE LEFT INTENTIONALLY BLANK)



DOWNLOAD FORMATTING INSTRUCTIONS FOR CORRECT PAGINATION:
     PAGE SETUP: .5"TOP, .5"BOTTOM, 1"LEFT, 1"RIGHT
     TYPE: COURIER, 10PT

_____________________________________________________________________________




                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C. 20549



                                  FORM 8-K/A/2



                         Current Report Pursuant
                       to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


                      Date of Report:  February 17, 1997



                              EQUITY AU, INC.
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


                                 DELAWARE
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


             00-17520                             75-2276137
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)


                      119 Gold Lane, Mena, AR            71953
             ________________________________________  __________
             (Address of Principal Executive Offices)  (Zip Code)


                               (817) 497-3624
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)













_____________________________________________________________________________

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         (a) Management deems the Registrant to be an "inactive entity" as that term is understood under Rule 3-11 of Regulation S-X. The Registrant will therefore file unaudited financial statements for reports required for fiscal year 1996, for purposes of reports required under the Securities Exchange Act of 1934. The Registrant will not be retaining or engaging the services and has dismissed the firm of J.S. Osborn, P.C., Certified Public Accountants, as independent accountants for the Company on February 17, 1997. The Registrant will not engage any new independent accountant.


         (b) During the three most recent fiscal years ending December 31, 1995, and until February 17, 1997, there have been no disagreements with J.S. Osborn, P.C. Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

         (c) The report of J.S. Osborn, P.C., Certified Public Accountants on the financial statements for the three year period ended December 31, 1995, contained no adverse opinion or disclaimer of opinion, audit scope or accounting principles. The report was qualified as to uncertainty of the Registrant to continue as a going concern.


         (d) The Registrant has requested that J.S. Osborn, P.C., Certified Public Accountants furnish it with a letter addressed to the Securities Exchange. A copy of J.S. Osborn, P.C., Certified Public Accountants' letter to the Commission is attached hereto as Exhibit 16.
1

ITEM 5.  OTHER EVENTS
         N/A

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A

         (b)  Pro forma financial statements
              N/A

         (c)  Exhibits
              16.1 Letter dated May 2, 1997 from J.S. Osborn, P.C., Certified Public Accountants.

ITEM 8.  CHANGE IN FISCAL YEAR

         N/A

EXHIBIT 16.1


(Letterhead)
J.S. Osborn, P.C.
Certified Public Accountants
17430 Campbell Road, Suite 114
Dallas, Texas 75252
972-735-0033
Fax 972-735-0035



May 2, 1997




Security Exchange Commission
450 5th Street N. W.
Washington D.C., 20549

Dear Sir or madam:

In compliance with SEC regulations concerning the firm's disassociation with respect to Equity AU, Inc. (Equity), we make the following statements:

(a) During the three most recent years ending December 31, 1995, and until February 17, 1997, there have been no disagreements between J.S. Osborn, P. C. and Equity on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event.

(b) The report of J.S. Osborne, P. C. on the financial statements for the three year period ended December 31, 1995 contained no adverse opinion or disclaimer of opinion, audit scope or accounting principle. However, the report was qualified as to uncertainty of Equity's ability to continue as a going concern.

Sincerely,




/s/ Mark L. Cleland
-----------------------
Mark L. Cleland

*******************************************************************************

                                 SIGNATURES

*******************************************************************************



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 7, 1997

EQUITY AU, INC.


       /s/ Charles F. Jones
By:___________________________
   Charles F. Jones

Title: President